Presentation for Business Update MAY 6, 2025

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Website Disclosure The Company maintains a dedicated investor website at https://investors.ciphermining.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address. Non-GAAP Financial Measures This communication includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United Stated (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non- GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. 2

327 MW Operating Capacity Including JV Capacity CURRENT OPERATIONS $42m Q4 2024 $49m Q1 2025 REVENUES Key Indicators as of March 31, 2025 3 Note: Values represented are approximations (1) Represents the expected weighted average power price at Cipher’s current sites (2) Reflects reconciled combined electricity cost from Q1 2025, including TDU charges, taxes, settlement charges, TDSP charges, customer charges, 2021 storm surcharge, and net of revenue generated from opportunistic power sales (3) Includes Black Pearl, Barber Lake, Stingray, Reveille, Mikeska, Milsing, and McLennan and assumes all load studies / regulatory approvals are passed to reach full potential capacity 585 BTC Q4 2024 602 BTC Q1 2025 CIPHER TOTAL BITCOIN MINED 2.8 GW Future Capacity at 7 Sites(3) PIPELINE GROWTH 18.9 J/TH Operating Fleet Efficiency SELF-MINING EFFICIENCY 2.7 c/kwh Weighted Average Power Price(1) POWER PRICE $23,379 Q1 All-In Electricity Cost per BTC(2) COST PER BITCOIN

First Quarter Growth Update

Steady Progress Amid Market Uncertainty

- **Bitcoin Mining**
  - Black Pearl Phase I
    - Nearing completion of substation and buildings
    - On track for early deployment of ~2.5 EH/s in 2Q 2025
  - Expanding with focus on low-cost power and curtailment monetization
- **HPC**
  - Tenant focus at Barber Lake and Black Pearl Phase II
    - Continued interest across portfolio sites with multiple tenants under NDA
  - Signed joint venture term sheet with Fortress to secure financing for Barber Lake site

Steady Scaling

Self-Mining Hashrate



~13.5 EH/s
~16.0 EH/s
~23.1 EH/s
Current
2Q 2025(1)
3Q 2025(2)

(1) Assumes energization of Phase I of Black Pearl site with deployment of previously utilized rigs from the Odessa site
(2) Assumes energization of Phase I 150 MW of Black Pearl site with deployment of rigs under Bitmain option and previously utilized rigs from the Odessa site

4

9.6% Avg. % Hedged(1) $95,991 Cipher Strategy(2) $82,500 Hold Bitcoin(3) WEIGHTED AVERAGE SPOT PRICE (Q1 2025) +16% vs Hold Bitcoin +2% vs Daily Liquidation LIQUIDITY STRATEGY OUTPERFORMANCE Active Treasury Management 5 Note: Values represented are approximations (1) Reflects average percentage of inventory hedged through Q1 2025 (2) Reflects the weighted average inventory spot liquidation price blended with the value of spot liquidation of deliverable forwards and the mark to market of OTC hedges (3) Reflects no liquidation and assumes all daily production valued at March 31, 2025, closing spot price (4) Reflects the weighted average daily spot price assuming full liquidation of daily production $90m Liquidity Unlocked Q1 METRICS $93,703 Daily Liquidation(4) PERFORMANCE ENHANCED BY: OTC Hedges Bitcoin-backed Loans Deliverable Forwards

Current Portfolio

ODESSA

Operational Highlights

UPTIME INSTITUTE APPROVED M&O Cipher Mining Odessa 1 Exp. 9 August 2026

Odessa – 86% of BTC Production[1]

~11.3 EH/s
Current Operating Hashrate

207 MW
Total Power Capacity

~$20,899
All-in Electricity Cost per BTC Q1-2025[2]

~17.6 J/TH
Odessa Fleet Efficiency[3]

(1) Reflects approximate percentage of Cipher's April 2025 BTC production
(2) Reflects electricity cost from Q1 '25, including TDU charges and net of revenue generated from opportunistic power sales
(3) Reflects the estimated fleet efficiency at Odessa as of April 2025

CIPHER JV DATA CENTERS

Operational Highlights

Alborz, Bear & Chief – 14% of BTC Production[1]

~4.4 EH/s

Current Operating Hashrate[2]

120 MW

Total Power Capacity

~$39,988

All-in Electricity Cost per BTC Q1-2025[3]

~25.7 J/TH

JV Sites Fleet Efficiency[4]

(1) Reflects approximate percentage of Cipher's April 2025 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~2.2 EH/s
(3) Reflects reconciled combined electricity cost from Q1 '25, including taxes, settlement charges, TDSP charges, customer charges, and 2021 storm surcharge
(4) Reflects the estimated fleet efficiency at the joint venture sites as of April 2025

Development Pipeline

Black Pearl Black Pearl 2025 GROWTH • Energization expected in 2Q 2025 • Data center construction progressing on schedule – Received all four substation transformers – Substantially completed the core and shell and ready to receive rigs for first 50 MW data hall • Phase I envisions 150 MW of air-cooled rigs generating up to ~2.5 EH/s(1) in Q2 ‘25 and ramping up to ~9.6 EH/s(2) in Q3 ‘25 • Evaluating BTC mining or HPC for 150 MW of Phase II capacity (1) Reflects deployment of previously utilized rigs from the Odessa site and assumes fleet efficiency of ~29.3 J/TH (2) Reflects deployment of rigs under Bitmain option and previously utilized rigs from the Odessa site; assumes fleet efficiency of ~14.7 J/TH 300 MW Total Power Capacity 70 Acres Total Acreage

12 Barber Lake 2025 GROWTH Barber Lake 300 MW Approved Power Capacity 587 Acres Total Acreage • Signed Fortress as JV financing partner • Site is energized and ready for construction • Site features: – Newly constructed high-to-mid voltage substation – Approvals for 300 MW of interconnection / agreements necessary to participate in the ERCOT market – Signed MOU for additional 500 MW data center – Favorable water flow rates suitable for evaporative cooling applications for HPC / PUE optimization Barber Lake Site Colorado City

Stingray 2026 GROWTH Stingray 100 MW Approved Power Capacity 250 Acres Total Acreage • Energization expected in 3Q 2026 • Site features: – 250 acres of owned land in West Texas – Approvals for 100 MW of interconnection / agreements necessary to participate in the ERCOT market 13 Stingray Site Andrews Stingray Site Midland

14 Reveille, Mikeska, Milsing, McLennan 2027 GROWTH Reveille Milsing McLennan Mikeska 70 MW Total Power Capacity 55 Acres Total Acreage Reveille 500 MW Total Power Capacity(1) 100 Acres Total Acreage Mikeska 500 MW Total Power Capacity(1) 187 Acres Total Acreage Milsing 500 MW Total Power Capacity(1) 319 Acres Total Acreage McLennan (1) Reflects total potential capacity of 500 MW per site – pending load studies and ERCOT LFL approval

Financial Update

$18m Q4 2024 ($39m) Q1 2025 GAAP NET EARNINGS $0.05 Q4 2024 ($0.11) Q1 2025 GAAP NET EARNINGS PER SHARE $42m Q4 2024 $49m Q1 2025 REVENUES Q1 2025 Quarter Over Quarter Financial Highlights 16Note: Values represented are approximations $51m Q4 2024 $6m Q1 2025 ADJUSTED EARNINGS $0.14 Q4 2024 $0.02 Q1 2025 ADJUSTED EARNINGS PER SHARE

$40m Q1 2024 ($39m) Q1 2025 GAAP NET EARNINGS $0.13 Q1 2024 ($0.11) Q1 2025 GAAP NET EARNINGS PER SHARE $48m Q1 2024 $49m Q1 2025 REVENUES Q1 2025 Year Over Year Financial Highlights 17Note: Values represented are approximations $63m Q1 2024 $6m Q1 2025 ADJUSTED EARNINGS $0.21 Q1 2024 $0.02 Q1 2025 ADJUSTED EARNINGS PER SHARE

Three Months Ended Three Months Ended March 31, March 31, 2025 December 31, 2024 2025 2024 Revenue - bitcoin mining $ 48,959 $ 42,222 $ 48,959 $ 48,137 Costs and operating (expenses) income Cost of revenue (14,894) (18,200) (14,894) (14,820) Compensation and benefits (14,303) (16,737) (14,303) (13,036) General and administrative (8,951) (9,294) (8,951) (6,077) Depreciation and amortization (43,467) (36,317) (43,467) (17,244) Change in fair value of derivative asset 7,330 11,260 7,330 7,359 Power sales 991 1,679 991 1,173 Equity in income (losses) of equity investees (5,292) (1,392) (5,292) 738 Unrealized (losses) gains on fair value of bitcoin (20,178) 14,091 (20,178) 40,556 Realized gains on sale of bitcoin 12,196 26,435 12,196 - Other gains (479) 3,333 (479) - Total costs and operating expenses (87,047) (25,142) (87,047) (1,351) Operating (loss) income (38,088) 17,080 (38,088) 46,786 Other income (expense) Interest income 190 357 190 786 Interest expense (777) (589) (777) (400) Change in fair value of warrant liability - - - 250 Other expense (156) (1,309) (156) (1,958) Total other expense (743) (1,541) (743) (1,322) (Loss) income before taxes (38,831) 15,539 (38,831) 45,464 Current income tax expense (779) (323) (779) (386) Deferred income tax benefit (expense) 635 2,295 635 (5,178) Total income tax expense (144) 1,972 (144) (5,564) Net (loss) income $ (38,975) $ 17,511 $ (38,975) $ 39,900 (Loss) income per share - basic and diluted $ (0.11) $ 0.05 $ (0.11) $ 0.13 Weighted average shares outstanding - basic 360,514,620 348,100,875 360,514,620 296,641,499 Weighted average shares outstanding - diluted 360,514,620 364,351,092 360,514,620 304,397,979 Results of Operations QoQ and YoY Comparison 18Note: In thousands, except for share and per share amounts

Three Months Ended Three Months Ended March 31, March 31, 2025 December 31, 2024 2025 2024 Reconciliation of Adjusted Earnings: Net (loss) income $ (38,975) $ 17,511 $ (38,975) $ 39,900 Change in fair value of derivative asset (7,330) (11,260) (7,330) (7,359) Share-based compensation expense 9,132 10,267 9,132 8,317 Depreciation and amortization 43,467 36,317 43,467 17,244 Deferred income tax (benefit) expense (635) (2,295) (635) 5,178 Other losses - nonrecurring 479 — 479 — Change in fair value of warrant liability — — — (250) Adjusted (loss) earnings $ 6,138 $ 50,540 $ 6,138 $ 63,030 Three Months Ended Three Months Ended March 31, March 31, 2025 December 31, 2024 2025 2024 Reconciliation of Adjusted Earnings per share - diluted: Net loss per share - diluted $ (0.11) $ 0.05 $ (0.11) $ 0.13 Change in fair value of derivative asset per diluted share (0.02) (0.04) (0.02) (0.03) Share-based compensation expense per diluted share 0.03 0.03 0.03 0.03 Depreciation and amortization per diluted share 0.12 0.11 0.12 0.06 Deferred income tax (benefit) expense per diluted share — (0.01) — 0.02 Other losses - nonrecurring per diluted share — — — — Change in fair value of warrant liability per diluted share — — — — Adjusted (loss) earnings per diluted share $ 0.02 $ 0.14 $ 0.02 $ 0.21 Non-GAAP Adjusted Earnings QoQ and YoY Comparison 19Note: In thousands, except for per share amounts

March 31, 2025 December 31, 2024 ASSETS Current assets Cash and cash equivalents $ 23,173 $ 5,585 Accounts receivable 758 596 Receivables, related party 300 2,090 Prepaid expenses and other current assets 2,970 3,387 Bitcoin 52,024 92,651 Receivable for bitcoin collateral 32,497 32,248 Derivative asset 42,835 31,648 Total current assets 154,557 168,205 Restricted cash 14,392 14,392 Property and equipment, net 477,972 480,865 Deposits on equipment 122,502 38,872 Intangible assets, net 9,043 8,881 Investment in equity investees 48,499 53,908 Derivative asset 50,165 54,022 Operating lease right-of-use asset 12,192 12,561 Security deposits 19,776 19,782 Other noncurrent assets 4,694 3,958 Total assets $ 913,792 $ 855,446 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 29,879 $ 22,699 Accrued expenses and other current liabilities 66,300 69,824 Finance lease liability, current portion 3,903 3,798 Operating lease liability, current portion 3,200 3,127 Short-term borrowings 35,459 32,330 Total current liabilities 138,741 131,778 Asset retirement obligations 20,801 20,282 Finance lease liability 6,315 7,331 Operating lease liability 9,506 9,833 Deferred tax liability 3,634 4,269 Total liabilities 178,997 173,493 Commitments and contingencies (Note 13) Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2025, and December 31, 2024 - - Common stock, $0.001 par value, 500,000,000 shares authorized, 371,313,598 and 361,432,449 shares issued as of March 31, 2025 and December 31, 2024, respectively, and 370,857,699 and 350,783,817 shares outstanding as of March 31, 2025, and December 31, 2024, respectively 371 361 Additional paid-in capital 954,812 863,015 Accumulated deficit (220,387) (181,412) Treasury stock, at par, 455,899 and 10,648,632 shares at March 31, 2025 and December 31, 2024, respectively (1) (11) Total stockholders’ equity 734,795 681,953 Total liabilities and stockholders’ equity $ 913,792 $ 855,446 Consolidated Balance Sheets 20Note: In thousands, except for share and per share amounts